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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 23, 1997, in the Registration Statement
(Form S-4 No. 333-    ) of Hard Rock Hotel, Inc. for the registration of
$120,000,000 of 9 1/4% Series B Senior Subordinated Notes Due 2005.

                                          /s/ Ernst & Young LLP

Reno, Nevada
May 18, 1998